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CUSIP No. 421933 10 2                                        (Page 8 of 9 Pages)



                                   EXHIBIT 2


                                   AGREEMENT


     The undersigned agree that this Amendment No. 5 to Schedule 13G under the Securities Exchange Act of 1934, as amended, relating to shares of the Class A Common Stock of Health Management Associates, Inc., to which this Agreement is an Exhibit and which is to be filed with the Securities and Exchange Commission on or before February 14, 1997, is filed on behalf of each of the undersigned.

     This Agreement may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.


Dated: February 10, 1997         /s/ William J. Schoen
                                 ---------------------
                                 William J. Schoen

Dated: February 10, 1997         *William J. Schoen, Trustee
                                 ---------------------------
                                 William J. Schoen as Trustee of the William J.
                                 Schoen Revocable Trust, u/a/d 1/19/88

Dated: February 10, 1997         *Earl P. Holland
                                 ----------------
                                 Earl P. Holland

Dated: February 10, 1997         **Earl P. Holland, Trustee
                                 --------------------------
                                 Earl P. Holland as Trustee of the Declaration of Trust for the Benefit of Earl P. Holland dated 8/8/91

Dated: February 10, 1997         *Stephen M. Ray
                                 ---------------
                                 Stephen M. Ray

Dated: February 10, 1997         ***Stephen M. Ray, Trustee
                                 --------------------------
                                 Stephen M. Ray as Trustee, Settlor and Bene-ficiary of the Stephen M. Ray Living Trust, u/a/d 6/8/93


Dated: February 10, 1997         /s/ Robb L. Smith
                                 -----------------
                                 Robb L. Smith


Dated:  February 10, 1997        By: /s/ Robb L. Smith
                                     -----------------
                                     Robb L. Smith, Attorney-in-Fact
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CUSIP No. 421933 10 2                                        (Page 9 of 9 Pages)


*   Power of Attorney previously filed and incorporated herein by reference to
    Exhibit 3 to Schedule 13G filed February 14, 1992.

**  Power of Attorney previously filed and incorporated herein by reference to
    Exhibit 3 to Amendment No. 1 to Schedule 13G filed February 12, 1993.

*** Power of Attorney previously filed and incorporated herein by reference to
    Exhibit 3 to Amendment No. 2 to Schedule 13G filed February 14, 1994.